FINANCIAL INSTRUMENTS AND RISKS	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
FINANCIAL INSTRUMENTS AND RISKS

28.	FINANCIAL INSTRUMENTS AND RISKS

28.1 Categories of financial instruments

The financial instruments held by the Company are managed through operational strategies and internal controls to assure liquidity, profitability, and transaction security. Transactions involving financial instruments are regularly reviewed to assess the effectiveness of the risk exposure that Management intends to cover (including foreign exchange and interest rate risk, among others).

The table below shows the consolidated financial instruments recognized in the financial statements, segregated by category:

	2024	2023
Assets
Amortized cost
Cash and cash equivalents (note 21.1)	28,595.7	16,059.0
Trade receivables excluding prepaid expenses	8,140.2	7,566.7
Investment securities (note 21.2)	256.0	242.2
Subtotal	36,991.9	23,867.9
Fair value through profit or loss
Investment securities (note 21.2)	1,170.5	277.2
Derivatives hedges (note 28)	1,218.6	379.7
Subtotal	2,389.1	656.9
Total assets	39,381.0	24,524.8

Liabilities
Amortized cost
Trade payables (note 26)	25,551.2	23,502.4
Interest-bearing loans and borrowing (note 23)	3,452.7	3,501.1
Other liabilities	3,044.3	2,129.6
Subtotal	32,048.2	29,133.1
Fair value through profit or loss
Put options granted on subsidiaries (i)	1,184.2	2,791.1
Derivatives hedges (note 28)	211.4	763.1
Other liabilities	300.5	272.6
Subtotal	1,696.1	3,826.8
Total liabilities	33,744.3	32,959.9

(i)

Put options granted on subsidiaries: the Company constituted a liability related to the acquisition of a non-controlling interest in the operations in the Dominican Republic. This financial instrument was denominated in US Dollars for Tranche A, which was exercised in January 2024, and remains denominated Dominican Pesos for Tranche B. The instrument is recorded by an entity whose functional currency is the Brazilian Real. The Company assigned this financial instrument as a hedging instrument for a portion of its net assets located in subsidiaries whose functional currency is either the US Dollar or the Dominican Peso, in such a manner that the hedge result can be recorded in other comprehensive income of the group, in line with the results from the hedged items.

On December 31, 2024 and 2023, the Company did not have any financial assets classified as at fair value through other comprehensive income.

28.2 Derivative financial instruments

The use of derivative financial instruments by the Company Company strictly follows the Financial Risk Management Policy (“Policy”) approved by Management. The derivative instruments used by the Company are futures contracts traded on exchanges, full deliverable forwards, non-deliverable forwards, swaps and options. At December 31, 2024, the Company and its subsidiaries had no target forwards, swaps with currency verification, or any other derivative transactions with a risk level above the nominal value of the contracts. The derivative operations are managed on a consolidated basis and classified based on the strategy under which they are held, as follows:

i) Cash flow hedge derivative instruments;

ii) Fair value hedge derivative instruments; or

iii) Net investment hedge derivative instruments

In accordance with hedge accounting, the effective hedge amount is recorded in equity and, in the event of an ineffective portion, this result is recorded immediately in the finance result during the period during which the ineffectiveness was identified, for cash flow hedges and net investment hedges.

The Company measures its derivative financial instruments by calculating their fair value, using market curves that impact the value of the instrument as at the calculation date. In the case of swaps, the asset and liability positions are estimated independently and brought to their fair value, which is equivalent to the difference between the results of the asset and liability amounts, which generates the swap’s market value. For traded derivative financial instruments, the fair value is calculated based on the exchange-listed price. The following tables summarize the exposure identified and protected in accordance with the Company's Policy.

Transactions protected by derivative financial instruments in accordance with the Financial Risk Management Policy

2024
			Fair Value		Gains/(Losses)
Hedge position	Risk	Notional	Assets	Liabilities	Financial Results	Operational Result	Equity
					Forward element	Spot element	Hedge accounting effect

Cost		16,309.2	1,202.3	(211.3)	(990.9)	952.6	1,535.5
	Commodities	5,027.0	127.9	(204.1)	(619.7)	167.4	346.9
	US Dollars	11,282.2	1,074.4	(6.8)	(373.9)	784.1	1,188.3
	Euros	-	-	-	(0.2)	0.7	0.5
	Mexican Pesos	-	-	(0.4)	2.9	0.4	(0.2)

Imports of fixed assets		207.9	10.1	(0.1)	(5.5)	11.5	20.6
	US Dollars	207.9	10.1	(0.1)	(5.5)	11.5	20.6

Expenses		57.5	3.5	-	(1.7)	3.1	5.8
	US Dollars	57.5	3.5	-	(1.7)	3.1	5.8

Financial assets		-	2.7	-	(91.4)	-	-
	US Dollars	-	2.7	-	(91.4)	-	-
At December 31, 2024		16,574.6	1,218.6	(211.4)	(1,089.5)	967.2	1,561.9

	2023
			Fair Value		Gains/(Losses)
Hedge position	Risk	Notional	Assets	Liabilities	Financial Results	Operational Result	Equity
					Forward element	Spot element	Hedge accounting effect

Cost		17,374.2	379.5	(742.0)	(1,639.6)	34.6	(285.2)
	Commodities	4,025.7	198.3	(219.4)	(388.3)	(336.2)	(105.4)
	US Dollars	13,200.0	164.9	(522.4)	(1,250.7)	363.9	(182.1)
	Euros	37.4	0.1	(0.2)	(0.5)	2.6	0.5
	Mexican Pesos	111.1	16.2	-	(0.1)	4.3	1.8

Imports of fixed assets		249.7	0.1	(14.6)	11.0	3.4	5.0
	US Dollars	249.7	0.1	(14.6)	11.0	3.4	5.0

Expenses		64.7	0.1	(4.2)	(25.6)	(0.1)	1.1
	US Dollars	64.7	0.1	(4.2)	(25.6)	(0.1)	1.1

Financial assets		(59.3)	-	(2.3)	13.7	-	-
	US Dollars	(59.3)	-	(2.3)	13.7	-	-
At December 31, 2023		17,629.3	379.7	(763.1)	(1,640.5)	37.9	(279.1)

As disclosed in its accounting policy, the forward element, which can be separated and excluded from the designation of the financial instrument as a hedging instrument, is recognized in the financial result, in accordance with IFRS 9 - Financial Instruments.

28.2.1 Instrument maturity

At December 31, 2024 the Notional and Fair Value amounts per instrument and maturity were as follow:

		Notional Value
Exposure	Risk	2025	2026	Total

Cost		16,219.0	90.2	16,309.2
	Commodities	4,936.8	90.2	5,027.0
	US Dollars	11,282.2	-	11,282.2

Imports of fixed assets		207.9	-	207.9
	US Dollars	207.9	-	207.9

Expenses		57.5	-	57.5
	US Dollars	57.5	-	57.5

		16,484.4	90.2	16,574.6

		Fair Value
Exposure	Risk	2025	2026	Total

Costs		997.7	(6.7)	991.0
	Commodities	(69.5)	(6.7)	(76.2)
	US Dollars	1,067.6	-	1,067.6
	Mexican Pesos	(0.4)	-	(0.4)

Imports of fixed assets		10.0	-	10.0
	US Dollars	10.0	-	10.0

Expenses		3.5	-	3.5
	US Dollars	3.5	-	3.5

Financial assets		2.7	-	2.7
	US Dollars	2.7	-	2.7
		1,013.9	(6.7)	1,007.2

Margins pledged as guarantees

In order to comply with the guarantees requirements regarding derivative exchanges and/or counterparties to certain operations with derivative financial instruments, at December 31, 2024 the Company held R$165.7 financial investments with high liquidity or in cash, classified as cash and cash equivalents and investment securities (R$197.7 at December 31, 2023).

28.3 Classification of financial instruments

	2024				2023

	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Financial assets
Investment securities	1,170.5	-	-	1,170.5	277.2	-	-	277.2
Derivatives assets at fair value through profit and loss	2.7	-	-	2.7	-	-	-	-
Derivatives – operational hedges	21.3	1,194.6	-	1,215.9	53.4	326.3	-	379.7
	1,194.5	1,194.6	-	2,389.1	330.6	326.3	-	656.9
Financial liabilities
Put options granted on subsidiaries	-	-	1,184.2	1,184.2	-	-	2,791.1	2,791.1
Other liabilities	-	-	300.5	300.5	-	-	272.6	272.6
Derivatives liabilities at fair value through profit and loss	-	-	-	-	2.3	-	-	2.3
Derivatives – operational hedges	52.2	159.2	-	211.4	70.0	690.8	-	760.8
	52.2	159.2	1,484.7	1,696.1	72.3	690.8	3,063.7	3,826.8

There were no transfers of assets and liabilities among fair value hierarchy Levels 1, 2, and 3 during the periods presented.

28.3.1 Financial instruments level 3

PUT CND

In line with the Shareholders' Agreement of Tenedora CND executed between the Company and ELJ (see note 1 – Corporate information) until December 2023, ELJ was the owner of 15% of the shares of Tenedora, and its put options were divided into two tranches: (i) Tranche A, corresponding to approximately 12.11% of the shares, that which exercised on January 4, 2024; and (ii) Tranche B, corresponding to approximately 2.89% of the shares, exercisable to ELJ from 2026 (or prior to that date in the event of a change of control of Tenedora or the sale of all or substantially all of its assets). The Company, on the other hand, has a call option over the Tranche B shares exercisable from 2029. At December 31, 2024, the Tranche B shares, held by ELJ were valued at R$1,184.2 (R$2,791.1 at December 31, 2023, considering the sum of the two tranches existing thus far).

The fair value of (i) Tranche A was calculated based on the interest rate set out in the contract, plus exchange differences, less the dividends paid between the date of signature of the amendment and the exercise of the option. The fair value of (ii) Tranche B was calculated based on the EBITDA multiple defined in the contract, less net debt, brought to its present value, calculated using standard valuation techniques (the present value of the principal amount and future interest, discounted by the local currency’s WACC rate at the calculation date). The criteria used are based on market information from reliable sources, and categorized within “Level 3”.

Contingent consideration on acquisitions of G&W and Banded Peak

On January 2020, the Company’s subsidiary in Canada, Labatt Brewing Company Limited, acquired G&W Distilling Inc., a company with a portfolio of ready-to-drink alcoholic beverages. In the same month, Labatt also purchased the shares of Banded Peak Brewing Ltd., a Canadian craft brewery.

A portion of the purchase prices of both transactions included contingent considerations based on the future performances of G&W and Banded Peak after the acquisition. In December 31, 2024, the fair value combined with the contingent consideration of G&W and Banded Peak was R$300.5 (R$272.6 in December 31, 2023). Management expects that both sets of contingent consideration will be settled during the fiscal year 2025.

28.3.2 Reconciliation of changes in the assets categorized at Level 3

Financial liabilities at December 31, 2023	3,063.7
Acquisitions of investments – exercise of options	(2,083.1)
Total gains and losses during the period	504.1
Losses/(gains) recognized in net income	217.9
Losses/(gains) recognized in equity	286.2
Financial liabilities at December 31, 2024	1,484.7

28.4 Risk management

The Company is exposed to foreign currency, interest rate, commodity price, liquidity and credit risk in the ordinary course of its business. The Company analyzes each of these risks both individually and on a consolidated basis, to define strategies to manage the economic impact on risks in line with its Financial Risk Management Policy.

The objective of this policy is to provide guidelines for the management of the financial risks inherent to the capital markets in which Ambev operates. The policy covers four main aspects related to financial risk Management: (i) transaction risks related to the business; (ii) credit risks of counterparties, financial statement translation risk; (iii) capital structure; financing and liquidity credit risks of financial counterparties, and (iv) financial statement translation risk; capital structure; financing and liquidity risk.

28.4.1 Market risk

28.4.1.1 Interest rate risk: represents of the possibility that the Company may incur losses due to fluctuations in interest rates, which may increase the financial expenses on its financial liabilities, and/or decrease the financial income from its financial assets, as well as negatively impacting the fair value of financial assets measured at fair value. To mitigate this risk the Company applies a dynamic interest rate hedging approach, whereby the target mix between fixed and floating rate debt is reviewed periodically. The purpose of the Company’s policy is to achieve an optimal balance between the cost of funding and the volatility of financial results, considering market conditions. The Company’s overall business strategy is reviewed periodically.

The table below demonstrates the exposure of the Company and its subsidiaries to debts and respective weighted interest rates. At December 31, 2024 and 2023, the Company and its subsidiaries did not hold hedge positions to the exposure described below:

	2024		2023
	Risk		Risk
	Interest rate	Amount in Brazilian Real	Interest rate	Amount in Brazilian Real
Brazilian Reais	7.8%	254.3	8.1%	243.2
Post fixed interest rate		254.3		243.2

Brazilian Reais	10.2%	2,245.0	10.1%	2,372.0
Other	13.0%	510.2	11.5%	405.6
US Dollars	8.0%	3.8	14.0%	-
Canadian Dollars	5.8%	439.4	5.6%	480.3
Pre-fixed interest rate		3,198.4		3,257.9

Sensitivity analysis

The Company mitigates the bulk of the risks arising from non-derivative financial assets and liabilities using of derivative financial instruments. In this context, the Company has identified the main risk factors that could lead to losses on these derivative financial instruments, and has developed a sensitivity analysis based on three scenarios which could impact the Company’s future results and/or cash flow, as described below:

1 - Probable scenario: Management’s expectations regarding the deterioration of each transaction’s main risk factor. To measure the possible effects on the results of derivative transactions, the Company uses the parametric Value at Risk (“VaR”), a statistical measure developed based on estimates of the standard deviation and correlation between the returns of several risk factors. This model gives the loss limit expected for an asset over a certain time period, and the confidence interval. Based on this methodology, the potential exposure of each financial instrument, a range of 95% and a horizon of 21 days from December 31, 2024 were used for the calculation, which are presented in the model.

2 - Adverse scenario: a 25% deterioration in each transaction’s main risk factor compared to the level observed at December 31, 2024.

3 - Remote scenario: a 50% deterioration in each transaction’s main risk factor compared to the level observed at December 31, 2024.

The sensitivity analysis of exchange differences and commodity price variations is as follows:

Transaction	Risk	Fair value	Probable scenario	Adverse scenario	Remote scenario

Commodities hedges	Increases in commodities price	(76.2)	(37.2)	1,180.5	2,437.3
Input purchases		76.2	34.0	(1,247.5)	(2,571.2)
Foreign exchange hedges	Foreign currency increases	1,067.2	1,177.4	3,887.8	6,708.3
Input purchases		(1,067.2)	(1,203.2)	(4,983.8)	(8,898.4)
Cost effects		-	(29.0)	(1,163.0)	(2,324.0)

Foreign exchange hedges	Foreign currency increases	10.0	10.8	62.0	114.0
Capex purchases		(10.0)	(10.8)	(62.0)	(114.0)
Fixed asset effects		-	-	-	-

Foreign exchange hedges	Foreign currency increases	3.5	3.8	18.1	31.8
Expenses		(3.5)	(3.8)	(58.1)	(112.8)
Results of expense effects		-	-	(40.0)	(81.0)
		-	(29.0)	(1,203.0)	(2,405.0)

28.4.1.2 Commodity Risk: A significant portion of the Company’s inputs are made up of commodities, which have historically seen substantial price fluctuations. The Company's Policy establishes that entering into hedges is an appropriate way to protect the Company against unforeseen fluctuations in prices and foreign currency. The Company therefore uses both fixed price purchasing contracts and derivative financial instruments to minimize its exposure to volatility in the commodity prices of aluminum, sugar, wheat, corn and paraxylene. These derivative financial instruments have been designated as cash flow hedges.

The known risks (e.g., foreign currency and interest) shall be hedged by contracting derivative financial instruments. Existing risks which are not yet recorded (e.g., future contracts for purchases of raw materials or property, plant and equipment) shall be mitigated using projections for the length of time required for the Company to adapt to the new costs scenario, which may vary from ten to fourteen months, also through the use of derivative financial instruments. Most translation risks are not hedged.

If intercompany transactions create an economic exposure, additional currency hedges should be considered to minimize the economic impact on the consolidated income statement. The Company does not adopt hedging practices to eliminate exchange differences on equity investments in countries with a currency other than the Brazilian Real; however, it may use hedges for future dividend payments in other currencies. Any exceptions to this policy must be approved by the Operations and Finance Committee (“COF”).

28.4.2 Credit Risk

A substantial portion of the Company’s sales is made to distributors, supermarkets and retailers, through a broad distribution network. Credit risk is mitigated by due to the large number of customers and the control procedures used to monitor risk. Historically, the Company has not incurred significant losses on receivables from customers.

In order to minimize the credit risk on its investments, the Company has adopted procedures for the allocation of cash and investments, taking into consideration the credit limits and credit analysis of financial institutions, avoiding credit concentration, i.e. the credit risk is monitored and minimized by restricting negotiations to a select group of highly rated counterparties.

The selection process for financial institutions authorized to operate as counterparties of the Company is set out in the Credit Risk Policy, which also establishes exposure limits for each counterparty based on each counterparty's risk rating and capitalization.

Any available deposits or cash must be kept in accounts with top tier banks, or banks with high credit ratings in the respective countries. Any position of a short-term nature (less than six months) should be considered as a deposit or cash.

Counterparty risk must be managed by the Company globally, with product limits established by the treasury area, considering: (i) the counterparty’s credit rating; (ii) the transaction term; (iii) the amount; and (iv) the split between assets and liabilities, in the absence of a clearing clause in derivative contracts.

The carrying amounts of cash and cash equivalents, investment securities, trade receivables excluding prepaid expenses, recoverable taxes and derivative financial instruments are disclosed net of provisions for impairment, and represent the maximum exposure to credit risk at December 31, 2024. At December 31, 2024, there was no concentration of credit risk on any counterparty in excess of the limits established by the Company's Credit Risk Policy. The counterparty risk is reassessed on a quarterly basis.

Customers

A substantial portion of the Company’s sales is made to distributors, supermarkets, and retailers, through a broad distribution network. Credit risk is mitigated by the large number of customers and by the control procedures used to monitor risk. Historically, the Company has not incurred significant losses on receivables from customers.

Investments

In order to minimize the credit risk on its investments, the Company has adopted procedures for the allocation of cash and investments, taking into consideration the credit limits and credit analysis of financial institutions, avoiding credit concentration, i.e. the credit risk is monitored and minimized by restricting negotiations to a select group of highly rated counterparties.

28.4.3	Liquidity Risk

Historically, the Company’s primary sources of cash flow have been cash flow from operating activities, the issuance of debt, bank borrowing, and equity securities. Ambev’s material cash requirements have included the following: payments of dividends and interest on shareholders’ equity; capital expenditure; investments in companies; increases in the ownership of Ambev’s subsidiaries or in companies in which it holds equity investments; share buyback programs; and debt servicing.

The Company believes that its cash flow from operating activities, cash and cash equivalents and short-term investments, together with derivatives and access to loan facilities, are sufficient to finance its capital expenditure, financial liabilities and dividend payments in the future.

	2024
	Carrying amount	Contractual cash flow	Less than 1 year	1-2 years	2-3 years	3-5 years	More than 5 years
Trade and other payables (i)	41,771.7	43,322.1	40,229.7	101.2	(30.3)	1,200.8	1,820.7
Secured bank loans	115.4	155.0	29.0	25.2	25.2	50.4	25.2
Other secured loans	372.2	502.1	160.5	147.6	125.8	14.4	53.8
Lease liabilities	2,965.1	3,470.2	1,319.8	1,003.7	569.1	348.0	229.6
	45,224.4	47,449.4	41,739.0	1,277.7	689.8	1,613.6	2,129.3

	2023
	Carrying amount	Contractual cash flow	Less than 1 year	1-2 years	2-3 years	3-5 years	More than 5 years
Trade and other payables (i)	36,817.8	38,453.7	35,522.5	439.9	10.6	808.6	1,672.1
Secured bank loans	126.5	177.8	26.7	25.2	25.2	50.4	50.4
Other secured loans	415.7	594.7	156.0	171.2	134.2	79.4	53.9
Lease liabilities	2,958.9	3,473.0	1,344.0	608.3	552.6	452.6	515.5
	40,318.9	42,699.2	37,049.2	1,244.6	722.6	1,390.9	2,291.8

(i)	Mainly includes amounts related to suppliers, taxes, fees and contributions payables, dividends and interest on equity payable, salaries and charges, put options related to the Company’s participation in subsidiaries and other liabilities, except for transactions with related parties.

.

28.4.4 Capital Management

The Company continuously evaluating and optimizes its capital structure in order to maximize shareholder value while maintaining the desired financial flexibility to execute its strategic projects. Besides the statutory minimum equity funding requirements applicable to the Company’s subsidiaries in different countries, the Company is not subject to any externally imposed capital requirements. When analyzing its capital structure, the Company uses the same debt ratings and capital classifications that are applied to the financial statements.

The company monitors its net debt in order to guarantee the continuity of its business in the long term.

	2024	2023
Debt details
Interest-bearing loans and borrowing current and non-current	3,452.7	3,501.1
(-) Current investment securities	(1,242.0)	(277.2)
(-) Cash and cash equivalents	(28,595.7)	(16,059.0)
Net debt/(cash)	(26,385.0)	(12,835.1)

28.4.5 Foreign currency risk

The Company is exposed to foreign currency risk on its borrowing, investments, purchases, dividends and/or interest expenses/income where these are denominated in a currency other than the functional currency of Group entity. The main derivative financial instruments used to manage foreign currency risk are futures contracts, swaps, options, non-deliverable forwards and full deliverable forwards.

28.5 Offsetting financial assets and liabilities

For financial assets and liabilities that are subject to settlement agreements on a net basis or similar agreements, each agreement between the Company and the counterparty allows this type of settlement when both parties opt for this. In the absence of such a decision, the assets and liabilities will be settled at their gross amounts, but each party will have the option to settle on a net basis, in the case of default by the counterparty.

28.6 Risk management in relation to climate change and the sustainability strategy

Considering the nature of the Company’s operations, are inherently exposed to certain risks related to climate change, and relevant sustainability aspects. As the events mentioned in this section are highly uncertain, the Company cannot determine their financial impact at this moment. Any impacts mentioned could result in material adverse effects on our business, liquidity, financial condition and operational results. The Company continues to manage its liquidity and capital resources in a disciplined manner to cover the costs of the potential materialization of such risks, in addition to continuously reviewing its Sustainability and Climate risk matrix and its mitigations, adaptations, and resilience controls. For the period ended December 31, 2024 the Management considered the following to be the Company’s main risks:

28.6.1 Adaptation and resilience to climate change

The Company is subject to risks associated with extreme weather events such as droughts, floods, storms, and heatwaves, among others, the frequency and severity of which have been increasing in recent years and can directly impact our operations, supply chain, and financial results.

In 2024, natural disasters such as the floods in the southern region of Brazil and the wildfires on the east coast of the United States of America affected various industries, highlighting the need for robust strategies for climate resilience. In addition to physical damages, the Company may face stricter regulatory changes, requiring investments in cleaner technologies, adaptation of facilities and production processes, as well as additional costs related to the carbon market.

28.6.2 Commodities prices

There is growing concern that the current levels of carbon dioxide and other greenhouse gases in the atmosphere are having adverse impacts on global temperatures, climate patterns and the frequency and severity of extreme weather and natural disasters, such as droughts, floods, unseasonal rain, and tropical cyclones, among others. In the event that climate change have a negative effect on agricultural productivity, the Company may be subject to decreased availability of or less favorable pricing on certain agricultural commodities that are necessary for its products, such as barley, hops, sugar and corn. In addition, public expectations regarding reductions in greenhouse gas emissions could result in increased energy, transportation and raw materials, potentially requiring additional investments in facilities and equipment due to increased regulatory pressures. As a result, the effects of climate change could have a long-term, material adverse impact on the Company’s business and operational results.

28.6.3 Water crisis

The Company also faces risks related to water scarcity and quality in the regions where it operates. Drinking water is a limited resource in many parts of the world, and faces unprecedented challenges from climate change and the resulting changes in precipitation patterns, as well as the frequency of extreme weather, overexploitation, increasing pollution, and poor water management. The Company has implemented an internal strategy to reduce water usage in its operational plants. However, as demand for water continues to increase around the world, and as water becomes scarcer and the quality of the available water deteriorates, the Company may be affected by increasing production costs or capacity constraints, which could adversely affect its business and the results of its.

Droughts can cause barley crop failures, especially in South America, where most barley is rain-fed. Meteorological droughts (short-term, precipitation-impacted droughts) can significantly affect barley crop performance. As a result, the effects of climate change could have a substantial long-term detrimental impact on the Company's business and operational results.

28.6.4 Environmental regulations

The Company's operations are subject to a wide range of federal, state, and municipal laws and regulations regarding safety and the environment related to the licenses or permits required for its business, as well as the use of water resources and solid waste management, in addition to reverse logistics obligations wich impose additional obligations on various productive sectors regarding integrated management and environmentally appropriate management of solid waste. rates and the recycled content of glass packaging.

The Company’s activities require the continuous attainment and renewal of environmental licenses on which its production units depend. Technical difficulties or non-compliance with renewal deadlines or the requirements of environmental agencies may have adverse effects on the business, as the Company may be subject to: (i) the imposition of administrative penalties (including fines, suspensions or shutdowns of activities, or license cancellations, among others); (ii) the payment of costs to recover degraded areas; and (iii) accountability in the civil, administrative and criminal spheres, depending on the severity of the case.

There is no guarantee that the Company, even adopting appropriate practices and processes, will not incur environmental liabilities, or that these applicable environmental laws and regulations will not change or become stricter in the future. Accordingly, non-compliance with the applicable laws or with the technical conditions established in licenses and permits may harm the Company's reputation, the results of its operations, and its financial health.

28.6.5 Social

The Company is subject to obligations regarding respect of human rights of all stakeholders, which may result in additional costs, as well as significant contingencies regarding social issues. In general, social risks arise from the potential and actual adverse impacts of its business activities on the human rights of all stakeholders involved in its operations, including its own employees, consumers, suppliers, investors and the local communities where the Company operates, whether directly or indirectly connected to its activities.

Similarly, we may be challenged, including judicially, about the absence of clear goals and effective actions to foster diversity, equity, and inclusion, in all levels of the Company regardless of the hierarchy.

There is no guarantee that the Company will be able adequately to manage the social risks mentioned above in compliance with all national and international parameters and guidelines, which consequently may eventually harm the Company's operating results and reputation, and may expose it to legal and regulatory risks, which could materialize in different ways.

Accounting policies

Classification and measurement

Financial assets (except for accounts receivable without a significant financing component) or financial liabilities are initially measured at fair value, plus, for items not measured at fair value through profit or loss, transaction costs directly attributable to their acquisition or issue.

Financial assets

The Company classifies its financial assets upon initial recognition, depending on the business model used to manage the financial assets and the contractual terms of the cash flow, under the following measurement categories:

(i) At amortized cost;

(ii) At fair value through profit or loss; and

(iii) At fair value through other comprehensive income (“FVOCI”).

Financial assets are not reclassified subsequently to initial recognition, unless the Group changes the business model for the management of financial assets, in which case all impacted financial assets are reclassified on the first day of the post-change business model.

Financial assets are derecognized when the contractual rights to receive cash flow from the asset have expired or been transferred in a transaction in which substantially all the risks and benefits of ownership of the financial asset are transferred by the Company.

a) Amortized cost

The Company classifies financial assets as measured at amortized cost only when both of the following criteria are satisfied:

i) The financial asset is held under a business model with the objective of receiving contractual cash flow; and

ii) The contractual terms generate, on specific dates, cash flow that relates solely to the payment of principal and interest on the principal amount outstanding.

b) Fair value through profit or loss

All financial assets not classified by the Company as measured at amortized cost or FVOCI, and financial assets with cash flow that does not represent exclusively payments of principal and interest, are classified at fair value through profit or loss. This category also includes debt instruments which are not held under a business model with the objective of collecting contractual cash flow, or to collect contractual cash flow and then to sell the instrument.

c) Fair Value through Other Comprehensive Income

Debt instruments at FVOCI, with gains or losses recycled to profit or loss upon derecognition. Financial assets in this category represent the Company’s quoted debt instruments that are held within a business model to collect cash flow and then to sell the instruments.

Equity instruments designated as at FVOCI, with no recycling of gains or losses to the profit or loss upon derecognition. This category only includes equity instruments that the company intends to hold for the foreseeable future, and that the Company has irrevocably elected to classify as such upon initial recognition or transition. These instruments are not subject to impairment testing.

Financial liabilities

The Company classifies its financial liabilities, depending on the purpose for which the financial liabilities were entered, in the following categories:

i) Measured at amortized cost;

ii) Measured at fair value through profit or loss;

The Company classifies most of its financial liabilities as measured subsequently at amortized cost, meaning that interest expenses, foreign exchange differences gains, and losses are recognized in the income statement. Financial liabilities are classified as measured at fair value through profit or loss if they are derivative instruments or contingent considerations recognized by the acquirer in the course of a business combination. Such financial liabilities are measured at fair value, and the net result, including interest, is recognized in the income statement.

Financial liabilities are derecognized when contractual obligations are removed, are cancelled, or expire. The difference between the written-off carrying amount and the consideration paid (including any assets transferred or liabilities assumed) is recognized in profit or loss for the year.

All financial liabilities are initially measured at fair value, net of transaction costs incurred, and are subsequently measured at amortized cost and adjusted using the effective interest rate method. Derivative instruments continue to be classified as at fair value through profit or loss.

Hedge accounting

The company uses derivative financial instruments to hedge against risk related to foreign currencies, interest rates and commodity prices, and these instruments are not used for speculative purposes. Derivatives that, although contracted for hedging purposes but do not meet all of the criteria for hedge accounting are recognized at fair value through profit or loss.

Derivatives are initially recognized at fair value. The fair values of derivative can be obtained from market quotes or based on pricing models that consider current market rates and credit quality of the counterparty.

Subsequently to initial recognition, derivatives are remeasured at their fair value at the dates of the financial statements. Changes in the fair values of derivatives are recognized in current income, except when these instruments represent cash flow hedges or net investment hedges, where portions of the gains or losses on the hedge instrument identified as effective hedge are recognized in comprehensive income. The designated hedging instrument represents only the effective spot element contract, with only the change in the value of the spot element recognized in comprehensive income, The forward element, which can be separated and excluded from the financial instrument’s designation as hedge instrument, is recognized in the financial result, in accordance with IFRS 9 - Financial Instruments.

The company contracts commodities derivatives that have similar terms to the hedged items and applies component hedging to its commodities. The hedged component is contractually specified, and matches that defined in the derivative contract, meaning that the hedging relationship is 1:1. At the beginning of the hedge transaction, the Company prepares formal documentation, including: (i) the objective of the hedge; (ii) the type of hedge; (iii) the risk management strategy; (iv) the nature of the risk to be hedged; (v) the identity of the hedged item; (vi) the identity of the hedging instrument; and (vii) the prospective demonstration of effectiveness.

The effectiveness of hedges is measured qualitatively. Whenever the terms do not match, the Company uses the hypothetical derivative method to assess the hedge’s effectiveness. Common causes of ineffectiveness include changes in the timing of forecast transactions, changes in the quantity of the commodity to be hedged, or changes in the credit risk of either party to the derivative contract.

a) Cash flow hedges

Cash flow hedges are used to protect the cash flow exposure of a recorded asset or liability against foreign currency risk on commodity price fluctuations, associated with a highly probable transaction. The effective portion of any gain or loss on a derivative financial instrument is recognized directly in the comprehensive income statement (cash flow hedge reserve) and must be reclassified from the cash flow hedge reserve to the same line item within which, and the same period during which, the cash flow futures being hedged impacted the result. The ineffective portion of any gain or loss is recognized immediately in the current income statement, within the financial result.

When a hedging instrument or hedgeing relationship is extinguished, but the hedged transaction is still expected to occur, the cumulative gains and losses (up to the date of termination) continue to be recorded within comprehensive income, but are reclassified based on the above practice when the hedged transaction occurs. If the hedged transaction is no longer probable, the accumulated gains and losses recognized in comprehensive income are reclassified immediately to the current year’s income statement.

b) Fair value hedge

Fair value hedges are used to protect the Company's net debt against fluctuations in exchange rates and interest rates. The Company's cash and debt positions in foreign currency are continually monitored to identify new exposure.

When a a derivative is intended to hedge the variability in the fair value of a recognized asset or liability, or of a firm commitment, any resulting (gain or loss) on the hedging instrument is recognized in the profit or loss. The carrying amount of the hedged item is also adjusted to reflect changes in the fair value pf the risk being hedged, with any gain or loss recognized in the income statement.

c)Net investment hedge

The net investment hedge is used to minimize the exposure to exchange rate differences resulting from the conversion of the net investment, or part thereof, in the Company's subsidiaries abroad, using a balance sheet conversion quota.

When a non-derivative foreign currency liability hedges a net investment in a foreign operation, exchange differences arising on the translation of the liability into the functional currency are recognized directly in other comprehensive income (translation reserves), while the ineffective portion is recognized immediately in profit or loss.

When a derivative financial instrument hedges a net investment in a foreign operation, the portion of the gain or loss on the hedging instrument that is determined to be effective is recognized directly in other comprehensive income (translation reserves), while the ineffective portion is reported in profit or loss.

Derivatives at fair value through profit or loss

Certain derivative financial instruments do not qualify for hedge accounting. Changes in the fair value of any of these derivative financial instruments are recognized immediately in the profit or loss for the current year.

Impairment of financial assets

At the end of each reporting period, Management performs impairment testing of financial assets or groups of financial assets. If a trigger event occurs, a financial asset or group of financial assets will be deemed to be impaired. An asset or group of financial assets is deemed to be impaired, and impairment losses are recorded, only if there is evidence of impairment as a result of one or more events occurring after the initial recognition of the assets (a "loss event") and that event (or events) has an impact on the estimated future cash flow from the financial asset or group of financial assets that can be reliably estimated.

Classification of fair value

IFRS 13 - Fair Value Measurement defines the fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The definition fair values of financial instruments are based principally on the conditions existing at the date of each balance sheet. Pursuant to IFRS 13 - Fair Value Measurement, financial instruments measured at fair value must be classified into the categories below:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: fair values of financial instruments which are not traded in an active market, using other techniques for which all inputs that have a significant effect on the recorded fair value are observable, either directly or indirectly.

Level 3: if one or more significant items of data are not based on observable market data, the Company uses techniques that use sources other than observable market data that has a significant effect on the recorded fair value.